Deutsche Bank January 29, 2026 Financial Data Supplement Q4 2025 IASB Version Exhibit 99.5

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version _________________________________________________________________________________________________________________________________________ Deutsche Bank consolidated Summary 2 Consolidated Statement of Income 3 Consolidated Balance Sheet - Assets 4 Consolidated Balance Sheet - Liabilities and total equity 5 Net revenues - Segment view 6 Segment detail Corporate Bank 7 Investment Bank 8 Private Bank 9 Asset Management 10 Corporate & Other 11 Risk and capital Asset Quality 12 Regulatory capital 13 Leverage ratio 14 Non-GAAP financial measures 15 Per share information 23 Definition of certain financial measures and other information 24 Footnotes 27 Agenda Due to rounding, numbers presented throughout this document may not sum precisely to the totals we provide and percentages may not precisely reflect the absolute figures. All segment figures reflect the segment composition as of the fourth quarter 2025. Commencing from the fourth quarter of 2025, Deutsche Bank renamed “Origination & Advisory” within the Investment Bank to “Investment Banking & Capital Markets” to better reflect the business it focuses on. At the same time, the additional sub-category “Fixed Income & Currencies: Ex Financing“ within Fixed Income & Currencies (FIC) was renamed to “Fixed Income & Currencies: Markets“ to improve transparency regarding the revenue composition of FIC. Commencing from the fourth quarter of 2025, the Private Bank is organized along the client sectors “Wealth Management”, renamed from “Wealth Management & Private Banking”, and “Personal Banking”. To reflect reporting obligations in Germany and the U.S., Deutsche Bank has prepared separate sets of interim financial information (i.e., locally: based on IFRS as endorsed by the EU; U.S.: based on IFRS as issued by the IASB). This Financial Data Supplement is presented under IFRS as issued by the IASB. Deutsche Bank is filing its Earnings, Interim and Annual Reports under IFRS as issued by the IASB with the U.S. SEC (https://www.db.com/ir/en/sec-filings-for-financial-results.htm). The Financial Data Supplement presented under IFRS as endorsed by the EU is available on the bank’s website (https://www.db.com/ir/en/quarterly-results.htm). 1 Q4 2025 Financial Data Supplement – IASB version

Summary

	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Group targets														
Post-tax return on average tangible shareholders' equity[1,2,3]	10.2%	6.6%	(2.3)%	19.3%	1.1%	6.2%	9.6%	12.2%	9.5%	6.4%	9.4%	5.3ppt	(3.1)ppt	3.2ppt
Compound annual growth rate of revenues from 2021[4]	10.5%	8.6%	8.1%	9.4%	7.2%	7.2%	7.5%	7.9%	5.8%	5.3%	5.3%	(1.9)ppt	(0.4)ppt	(1.9)ppt
Cost/income ratio[1]	69.6%	71.9%	91.7%	50.1%	84.6%	72.9%	64.1%	59.5%	67.3%	73.0%	65.7%	(11.6)ppt	5.7ppt	(7.2)ppt
Common Equity Tier 1 capital ratio[1,5]	13.7%	13.4%	13.5%	13.8%	13.8%	13.8%	13.8%	14.2%	14.5%	14.2%	14.2%	0.4ppt	(0.3)ppt	0.4ppt
Key financial metrics														
Statement of income, in € bn														
Total net revenues	31.2	7.4	7.3	9.5	7.4	31.5	8.1	8.3	7.7	7.3	31.4	(1.2)%	(5.7)%	(0.2)%
Provision for credit losses	1.5	0.4	0.5	0.5	0.4	1.8	0.5	0.4	0.4	0.4	1.7	(6.0)%	(5.4)%	(6.7)%
Noninterest expenses	21.7	5.3	6.7	4.7	6.2	23.0	5.2	5.0	5.2	5.3	20.7	(14.7)%	2.4%	(10.1)%
Nonoperating costs[6]	1.1	0.3	1.7	(0.3)	0.9	2.6	0.1	(0.0)	0.1	0.2	0.4	(82.2)%	15.4%	(85.9)%
Adjusted costs[6]	20.6	5.0	5.0	5.0	5.3	20.4	5.1	5.0	5.0	5.1	20.3	(2.7)%	2.0%	(0.5)%
Pre-provision profit[7]	9.5	2.1	0.6	4.7	1.1	8.5	2.9	3.4	2.5	2.0	10.8	73.4%	(22.2)%	26.3%
Profit (loss) before tax	8.0	1.6	0.1	4.2	0.7	6.7	2.4	3.0	2.1	1.6	9.1	120.5%	(25.6)%	35.3%
Profit (loss)	6.5	1.2	(0.1)	3.1	0.4	4.5	1.7	2.1	1.7	1.3	6.8	N/M	(25.5)%	52.1%
Profit (loss) attributable to Deutsche Bank shareholders	5.8	1.0	(0.3)	2.9	0.2	3.7	1.5	1.9	1.4	1.0	5.8	N/M	(31.4)%	57.8%
Balance sheet, in € bn[5]														
Total assets	1,317	1,336	1,357	1,384	1,391	1,391	1,421	1,402	1,395	1,440	1,440	4%	3%	4%
Net assets (adjusted)[1]	1,034	1,035	1,058	1,086	1,087	1,087	1,109	1,088	1,110	1,144	1,144	5%	3%	5%
Loans (gross of allowance for loan losses)	485	486	488	482	490	490	487	477	481	484	484	(1)%	1%	(1)%
Average loans (gross of allowance for loan losses)	490	485	486	483	484	484	487	480	478	481	482	(1)%	1%	(1)%
Deposits	625	639	646	652	668	668	667	655	665	695	695	4%	5%	4%
Allowance for loan losses	5.2	5.4	5.4	5.5	5.7	5.7	5.8	5.9	5.9	6.1	6.1	7%	3%	7%
Shareholders' equity	66	67	65	67	69	69	69	67	68	69	69	0%	2%	0%
Sustainable finance volume (in each period)[8,9]	64	21	21	30	21	93	16	28	23	31	98	48%	35%	5%
Resources[5]														
Risk-weighted assets, in € bn	350	355	356	356	357	357	352	341	340	347	347	(3)%	2%	(3)%
Leverage exposure, in € bn	1,240	1,254	1,262	1,284	1,316	1,316	1,302	1,276	1,300	1,327	1,327	1%	2%	1%
Tangible shareholders' equity (tangible book value), in € bn	59	60	58	61	62	62	62	60	61	62	62	1%	2%	1%
High-quality liquid assets (HQLA), in € bn	219	222	221	230	226	226	231	232	234	260	260	15%	11%	15%
Employees (full-time equivalent)	90,130	90,323	89,470	90,236	89,753	89,753	89,687	89,426	90,330	89,879	89,879	0%	(0)%	0%
Branches	1,432	1,421	1,394	1,381	1,307	1,307	1,245	1,220	1,196	1,179	1,179	(10)%	(1)%	(10)%
Ratios														
Post-tax return on average shareholders' equity[1,3]	9.1%	6.0%	(2.1)%	17.3%	1.0%	5.5%	8.6%	11.0%	8.5%	5.8%	8.5%	4.8ppt	(2.8)ppt	2.9ppt
Provision for credit losses (bps of average loans)	31.1	36.2	39.2	40.9	34.7	37.8	38.7	35.2	34.9	32.8	35.4	(1.9)bps	(2.1)bps	(2.4)bps
Operating leverage[10]	8.7%	(2.4)%	(16.1)%	29.8%	(27.6)%	(4.8)%	11.9%	40.1%	(27.9)%	13.6%	9.8%	41.1ppt	41.4ppt	14.6ppt
Net interest margin	1.6%	1.6%	1.5%	1.5%	1.6%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	(0.0)ppt	0.0ppt	(0.0)ppt
Loan-to-deposit ratio	77.5%	76.1%	75.6%	73.9%	73.3%	73.3%	73.1%	72.9%	72.3%	69.7%	69.7%	(3.6)ppt	(2.6)ppt	(3.6)ppt
Leverage ratio[1]	4.5%	4.5%	4.6%	4.6%	4.6%	4.6%	4.6%	4.7%	4.6%	4.6%	4.6%	(0.0)ppt	(0.0)ppt	(0.0)ppt
Liquidity coverage ratio	140%	136%	136%	135%	131%	131%	134%	136%	140%	144%	144%	13.4ppt	4.5ppt	13.4ppt
Net stable funding ratio	121%	123%	122%	122%	121%	121%	119%	120%	119%	119%	119%	(1.6)ppt	0.4ppt	(1.6)ppt
Share-related information														
Basic earnings per share[11]	€ 2.83	€ 0.56	€ (0.38)	€ 1.53	€ 0.18	€ 1.89	€ 0.86	€ 0.68	€ 0.85	€ 0.62	€ 2.99	N/M	(27)%	58%
Diluted earnings per share[1,11]	€ 2.77	€ 0.55	€ (0.38)	€ 1.50	€ 0.18	€ 1.85	€ 0.84	€ 0.67	€ 0.83	€ 0.60	€ 2.93	N/M	(27)%	58%
Book value per basic share outstanding[1]	€ 32.38	€ 33.18	€ 32.54	€ 33.96	€ 34.64	€ 34.64	€ 34.98	€ 34.21	€ 34.89	€ 35.58	€ 35.58	3%	2%	3%
Tangible book value per basic share outstanding[1]	€ 29.15	€ 29.84	€ 29.12	€ 30.57	€ 31.13	€ 31.13	€ 31.50	€ 30.80	€ 31.41	€ 32.06	€ 32.06	3%	2%	3%
Dividend per share (with respect to previous financial year)	€ 0.30	-	€ 0.45	-	-	€ 0.45	-	€ 0.68	-	-	€ 0.68	N/M	N/M	51%

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 2

Consolidated statement of income

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Interest and similar income	43,546	12,498	12,507	12,299	11,692	48,996	11,472	11,034	10,972	10,961	44,440	(6)%	(0)%	(9)%
Interest expense	27,424	8,671	8,884	8,575	7,705	33,835	7,636	7,143	7,062	6,925	28,766	(10)%	(2)%	(15)%
Net interest income	**16,122**	**3,827**	**3,623**	**3,724**	**3,987**	**15,161**	**3,836**	**3,891**	**3,911**	**4,036**	**15,673**	**1%**	**3%**	**3%**
Provision for credit losses	1,505	439	476	494	420	1,830	471	423	417	395	1,707	(6)%	(5)%	(7)%
Net interest income after provision for credit losses	**14,617**	**3,388**	**3,147**	**3,230**	**3,566**	**13,331**	**3,365**	**3,468**	**3,493**	**3,641**	**13,967**	**2%**	**4%**	**5%**
Net commission and fee income	9,206	2,612	2,594	2,468	2,697	10,372	2,752	2,674	2,654	2,811	10,891	4%	6%	5%
Net gains (losses) on financial assets/liabilities at fair value through P&L	5,575	930	965	3,088	673	5,655	1,329	1,676	1,177	394	4,577	(41)%	(67)%	(19)%
Net gains (losses) on financial assets at fair value through OCI	(0)	26	13	(3)	12	48	16	17	7	10	49	(18)%	42%	2%
Net gains (losses) on financial assets at amortized cost	(96)	(7)	(0)	5	(9)	(11)	2	1	4	1	9	N/M	(68)%	N/M
Net income (loss) from equity method investments	(38)	6	(11)	18	(2)	12	(19)	(19)	19	13	(6)	N/M	(33)%	N/M
Other income (loss)	387	(18)	124	169	(7)	267	217	97	(72)	(2)	240	(73)%	(97)%	(10)%
Total noninterest income	**15,033**	**3,549**	**3,685**	**5,746**	**3,364**	**16,344**	**4,297**	**4,448**	**3,789**	**3,227**	**15,761**	**(4)%**	**(15)%**	**(4)%**
Memo: Net revenues	**31,155**	**7,376**	**7,308**	**9,470**	**7,350**	**31,504**	**8,133**	**8,339**	**7,699**	**7,263**	**31,434**	**(1)%**	**(6)%**	**(0)%**
Compensation and benefits	11,131	2,930	3,010	2,884	2,908	11,731	3,041	2,894	2,931	2,948	11,813	1%	1%	1%
General and administrative expenses	10,112	2,373	3,738	1,928	3,204	11,243	2,180	2,065	2,247	2,368	8,860	(26)%	5%	(21)%
Impairment of goodwill and other intangible assets	233	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	220	1	(46)	(68)	109	(3)	(5)	0	2	(12)	(15)	N/M	N/M	N/M
Noninterest expenses	**21,695**	**5,305**	**6,702**	**4,744**	**6,221**	**22,971**	**5,216**	**4,959**	**5,180**	**5,304**	**20,658**	**(15)%**	**2%**	**(10)%**
Profit (loss) before tax	**7,955**	**1,632**	**130**	**4,231**	**709**	**6,703**	**2,446**	**2,957**	**2,102**	**1,564**	**9,069**	**121%**	**(26)%**	**35%**
Income tax expense (benefit)	1,503	469	276	1,166	312	2,223	714	840	403	298	2,255	(4)%	(26)%	1%
Profit (loss)	**6,452**	**1,164**	**(145)**	**3,065**	**397**	**4,481**	**1,732**	**2,116**	**1,699**	**1,266**	**6,814**	**N/M**	**(25)%**	**52%**
Profit (loss) attributable to noncontrolling interests	119	29	45	32	33	139	44	46	46	71	208	116%	54%	50%
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	**6,332**	**1,134**	**(190)**	**3,033**	**364**	**4,342**	**1,688**	**2,070**	**1,653**	**1,195**	**6,606**	**N/M**	**(28)%**	**52%**
Performance measures and ratios[1]														
Net interest margin	1.6%	1.6%	1.5%	1.5%	1.6%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	(0.0)ppt	0.0ppt	(0.0)ppt
Average yield on loans	4.9%	4.9%	4.9%	4.8%	4.7%	4.8%	4.5%	4.5%	4.4%	4.3%	4.4%	(0.4)ppt	(0.1)ppt	(0.4)ppt
Cost/income ratio	69.6%	71.9%	91.7%	50.1%	84.6%	72.9%	64.1%	59.5%	67.3%	73.0%	65.7%	(11.6)ppt	5.7ppt	(7.2)ppt
Compensation ratio	35.7%	39.7%	41.2%	30.5%	39.6%	37.2%	37.4%	34.7%	38.1%	40.6%	37.6%	1.0ppt	2.5ppt	0.3ppt
Noncompensation ratio	33.9%	32.2%	50.5%	19.6%	45.1%	35.7%	26.7%	24.8%	29.2%	32.4%	28.1%	(12.6)ppt	3.2ppt	(7.5)ppt
Adjusted costs	20,585	5,043	5,042	5,047	5,276	20,407	5,122	5,004	5,034	5,136	20,297	(3)%	2%	(1)%
Pre-provision profit[7]	9,460	2,072	607	4,725	1,130	8,533	2,917	3,379	2,520	1,959	10,775	73%	(22)%	26%

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 3

Consolidated balance sheet - Assets

(In € m)	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Dec 31, 2025 vs. Dec 31, 2024
Assets										
Cash and central bank balances	178,416	148,238	148,625	141,031	147,494	151,550	137,124	139,644	164,659	12%
Interbank balances without central banks	6,140	8,103	7,333	7,807	6,160	7,478	6,766	8,363	6,962	13%
Central bank funds sold and securities purchased under resale agreements	14,725	18,807	24,937	29,645	40,803	39,524	32,938	35,715	37,509	(8)%
Securities borrowed	39	43	44	51	44	52	35	24	6	(87)%
Trading assets	125,275	136,599	134,894	153,664	139,772	157,821	158,116	161,766	153,811	10%
Positive market values from derivative financial instruments	251,877	231,202	237,234	243,420	291,800	233,410	256,085	232,121	241,654	(17)%
Non-trading financial assets mandatory at fair value through P&L	88,047	99,827	104,577	124,393	114,324	111,231	118,053	110,869	124,495	9%
Financial assets designated at fair value through P&L	75	45	45	45	0	0	0	0	0	N/M
Total financial assets at fair value through P&L	465,273	467,673	476,749	521,523	545,895	502,462	532,254	504,756	519,960	(5)%
Financial assets at fair value through OCI	35,546	38,091	40,076	42,322	42,090	42,325	41,586	42,064	43,644	4%
Equity method investments	1,013	1,027	1,048	997	1,028	982	890	921	924	(10)%
Loans at amortized cost	479,353	480,557	482,729	476,256	483,897	481,419	471,526	474,804	478,214	(1)%
Property and equipment	6,185	6,254	6,219	6,146	6,193	6,167	6,039	6,005	5,924	(4)%
Goodwill and other intangible assets	7,327	7,461	7,548	7,470	7,749	7,627	7,413	7,501	7,561	(2)%
Other assets	114,698	150,742	152,623	142,891	101,178	173,359	157,637	168,226	167,160	65%
Assets for current tax	1,513	1,630	1,565	1,534	1,801	1,748	1,739	1,562	1,609	(11)%
Deferred tax assets	7,039	7,186	7,436	6,470	6,702	6,299	5,671	5,667	5,743	(14)%
Total assets	**1,317,266**	**1,335,813**	**1,356,930**	**1,384,144**	**1,391,033**	**1,420,992**	**1,401,617**	**1,395,251**	**1,439,873**	**4%**

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 4

Consolidated balance sheet - Liabilities and total equity

(In € m)	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Dec 31, 2025 vs. Dec 31, 2024
Liabilities and equity										
Deposits	625,486	638,567	645,530	651,522	667,700	666,953	654,617	664,572	694,580	4%
Central bank funds purchased and securities sold under repurchase agreements	3,038	2,804	2,632	2,744	3,740	4,431	4,371	3,195	4,177	12%
Securities loaned	3	3	4	3	2	2	2	2	2	(22)%
Trading liabilities	44,005	44,514	48,370	46,462	43,498	46,538	43,990	41,943	42,879	(1)%
Negative market values from derivative financial instruments	238,278	215,577	223,353	231,636	276,410	218,251	235,612	213,581	225,827	(18)%
Financial liabilities designated at fair value through P&L	83,727	83,055	92,683	99,664	92,047	102,734	104,783	115,969	115,055	25%
Investment contract liabilities	484	506	509	505	454	447	451	471	469	3%
Financial liabilities at fair value through P&L	366,494	343,651	364,914	378,266	412,409	367,970	384,836	371,965	384,230	(7)%
Other short-term borrowings	9,620	8,126	10,696	8,154	9,895	15,115	18,090	14,862	18,204	84%
Other liabilities	113,018	153,892	142,787	144,088	95,616	161,616	141,163	141,408	137,662	44%
Provisions	2,448	2,492	3,812	2,954	3,326	3,135	2,791	2,388	2,408	(28)%
Liabilities for current tax	631	707	662	776	720	862	950	932	694	(4)%
Deferred tax liabilities	517	561	559	561	574	581	582	592	594	4%
Long-term debt	119,390	107,661	108,848	115,890	114,899	116,353	113,531	113,773	114,754	(0)%
Trust preferred securities	289	288	288	287	287	286	286	284	283	(1)%
Total liabilities	1,240,935	1,258,753	1,280,731	1,305,246	1,309,168	1,337,306	1,321,219	1,313,972	1,357,588	4%
Total shareholders' equity	65,999	66,674	64,563	67,278	68,709	69,076	67,101	67,923	69,015	0%
Additional equity components[12]	8,569	8,573	10,052	10,066	11,550	13,043	11,840	11,857	11,708	1%
Noncontrolling interests	1,763	1,814	1,583	1,554	1,606	1,567	1,457	1,500	1,562	(3)%
Total equity	76,330	77,061	76,199	78,898	81,865	83,686	80,398	81,279	82,285	1%
Total liabilities and equity	**1,317,266**	**1,335,813**	**1,356,930**	**1,384,144**	**1,391,033**	**1,420,992**	**1,401,617**	**1,395,251**	**1,439,873**	**4%**

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 5

Net revenues - Segment view[13]

(In € m)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Corporate Bank														
Corporate Treasury Services	4,381	1,066	1,056	1,021	1,055	4,197	1,072	1,053	1,045	1,049	4,220	(1)%	0%	1%
Institutional Client Services	1,895	462	530	485	479	1,956	473	527	462	455	1,917	(5)%	(2)%	(2)%
Business Banking	1,442	351	336	336	330	1,352	321	316	308	318	1,263	(4)%	3%	(7)%
Total Corporate Bank	**7,718**	**1,878**	**1,922**	**1,842**	**1,864**	**7,506**	**1,866**	**1,896**	**1,816**	**1,822**	**7,400**	**(2)%**	**0%**	**(1)%**
of which:														
Net interest income	5,241	1,272	1,274	1,195	1,246	4,987	1,160	1,169	1,100	1,138	4,567	(9)%	3%	(8)%
Net commission and fee income	2,460	622	659	648	648	2,577	658	696	674	677	2,704	4%	0%	5%
Remaining income	18	(15)	(11)	(2)	(30)	(58)	48	32	41	7	129	N/M	(83)%	N/M
Investment Bank														
Fixed Income & Currencies	7,897	2,508	2,049	2,091	1,871	8,518	2,896	2,247	2,478	1,990	9,610	6%	(20)%	13%
Investment Banking & Capital Markets	1,238	499	580	395	516	1,990	454	410	502	495	1,861	(4)%	(1)%	(6)%
Research and Other	24	40	(30)	37	2	49	13	30	(2)	28	70	N/M	N/M	41%
Total Investment Bank	**9,160**	**3,047**	**2,599**	**2,523**	**2,389**	**10,557**	**3,362**	**2,687**	**2,978**	**2,514**	**11,541**	**5%**	**(16)%**	**9%**
Private Bank														
Personal Banking	5,442	1,311	1,290	1,279	1,372	5,253	1,289	1,306	1,332	1,358	5,284	(1)%	2%	1%
Wealth Management	4,128	1,065	1,041	1,041	987	4,133	1,150	1,065	1,083	1,082	4,381	10%	(0)%	6%
Total Private Bank	**9,571**	**2,376**	**2,331**	**2,319**	**2,359**	**9,386**	**2,439**	**2,371**	**2,415**	**2,440**	**9,665**	**3%**	**1%**	**3%**
of which:														
Net interest income	6,156	1,432	1,441	1,426	1,487	5,786	1,454	1,517	1,557	1,640	6,169	10%	5%	7%
Net commission and fee income	2,852	789	731	730	706	2,956	832	739	725	702	2,999	(0)%	(3)%	1%
Remaining income	563	156	159	163	166	643	152	115	132	97	497	(42)%	(27)%	(23)%
Asset Management														
Management fees	2,314	592	613	626	647	2,479	639	630	655	674	2,597	4%	3%	5%
Performance and transaction fees	128	17	10	12	108	148	37	58	50	173	318	60%	N/M	115%
Other	(59)	8	40	22	(46)	23	54	37	29	41	162	N/M	42%	N/M
Total Asset Management	**2,383**	**617**	**663**	**660**	**709**	**2,649**	**730**	**725**	**734**	**888**	**3,077**	**25%**	**21%**	**16%**
Corporate & Other	**2,324**	**(542)**	**(206)**	**2,126**	**28**	**1,406**	**(264)**	**660**	**(244)**	**(400)**	**(249)**	**N/M**	**64%**	**N/M**
Net revenues	**31,155**	**7,376**	**7,308**	**9,470**	**7,350**	**31,504**	**8,133**	**8,339**	**7,699**	**7,263**	**31,434**	**(1)%**	**(6)%**	**(0)%**

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 6

Corporate Bank

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Corporate Treasury Services	4,381	1,066	1,056	1,021	1,055	4,197	1,072	1,053	1,045	1,049	4,220	(1)%	0%	1%
Institutional Client Services	1,895	462	530	485	479	1,956	473	527	462	455	1,917	(5)%	(2)%	(2)%
Business Banking	1,442	351	336	336	330	1,352	321	316	308	318	1,263	(4)%	3%	(7)%
Total net revenues	**7,718**	**1,878**	**1,922**	**1,842**	**1,864**	**7,506**	**1,866**	**1,896**	**1,816**	**1,822**	**7,400**	**(2)%**	**0%**	**(1)%**
of which:														
Net interest income	5,241	1,272	1,274	1,195	1,246	4,987	1,160	1,169	1,100	1,138	4,567	(9)%	3%	(8)%
Net commission and fee income	2,460	622	659	648	648	2,577	658	696	674	677	2,704	4%	0%	5%
Remaining income	18	(15)	(11)	(2)	(30)	(58)	48	32	41	7	129	N/M	(83)%	N/M
Provision for credit losses	266	63	135	126	23	347	77	22	(4)	99	194	N/M	N/M	(44)%
Compensation and benefits	1,539	382	403	399	426	1,611	411	408	407	406	1,632	(5)%	(0)%	1%
General and administrative expenses	3,088	822	778	772	1,076	3,448	746	729	744	752	2,971	(30)%	1%	(14)%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	(4)	0	(0)	(1)	1	(1)	0	0	(0)	(0)	(0)	N/M	N/M	N/M
Noninterest expenses	**4,623**	**1,204**	**1,181**	**1,171**	**1,502**	**5,058**	**1,157**	**1,137**	**1,150**	**1,158**	**4,603**	**(23)%**	**1%**	**(9)%**
Noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) before tax	**2,828**	**611**	**606**	**545**	**339**	**2,101**	**632**	**738**	**670**	**564**	**2,603**	**66%**	**(16)%**	**24%**
Balance sheet and resources														
Employees (front office, full-time equivalent)[5]	7,670	7,746	7,807	7,926	7,959	7,959	8,030	8,164	8,334	8,420	8,420	6%	1%	6%
Employees (business-aligned operations, full-time equivalent)[5]	8,017	8,076	8,013	8,110	8,171	8,171	8,157	8,103	8,151	8,181	8,181	0%	0%	0%
Employees (allocated central infrastructure, full-time equivalent)[5]	9,669	9,750	9,741	10,076	10,150	10,150	10,247	10,324	10,606	10,719	10,719	6%	1%	6%
Total employees (full-time equivalent)[5]	25,356	25,572	25,561	26,113	26,280	26,280	26,435	26,591	27,092	27,320	27,320	4%	1%	4%
Assets[5,14]	263,903	264,086	271,037	287,710	279,670	279,670	291,160	280,307	288,944	323,485	323,485	16%	12%	16%
Risk-weighted assets[5]	68,987	71,857	74,515	74,312	78,176	78,176	75,624	72,452	70,568	71,988	71,988	(8)%	2%	(8)%
of which: operational risk RWA[5]	5,568	8,075	8,773	8,792	10,784	10,784	11,030	11,004	10,549	10,844	10,844	1%	3%	1%
Leverage exposure[5,15]	306,809	306,869	315,267	333,190	339,417	339,417	333,943	323,195	330,682	357,514	357,514	5%	8%	5%
Deposits[5]	289,494	299,815	303,059	309,843	312,593	312,593	313,115	301,975	304,936	329,455	329,455	5%	8%	5%
Loans (gross of allowance for loan losses)[5]	116,732	116,578	116,913	115,124	116,674	116,674	116,426	116,896	117,542	119,570	119,570	2%	2%	2%
Average loans (gross of allowance for loan losses)[5,16]	116,732	114,791	114,853	114,359	114,620	114,298	113,934	114,838	115,544	116,990	114,950	2%	1%	1%
Allowance for loan losses[5]	1,054	1,067	1,180	1,312	1,221	1,221	1,265	1,243	1,172	1,194	1,194	(2)%	2%	(2)%
Sustainable finance volume (per quarter/year)[8]	13,545	5,615	3,644	2,140	5,790	17,190	3,554	6,799	3,205	6,675	20,233	15%	108%	18%
Performance measures and ratios[1]														
Net interest margin	4.2%	4.1%	4.1%	3.8%	3.8%	4.0%	3.6%	3.6%	3.4%	3.4%	3.5%	(0.4)ppt	0.0ppt	(0.5)ppt
Provision for credit losses (bps of average loans)	22.8	21.9	47.1	44.1	8.2	30.4	27.2	7.6	(1.4)	34.0	16.9	25.8bps	35.4bps	(13.5)bps
Cost/income ratio	59.9%	64.1%	61.5%	63.6%	80.6%	67.4%	62.0%	59.9%	63.3%	63.6%	62.2%	(17.0)ppt	0.2ppt	(5.2)ppt
Adjusted costs	4,495	1,128	1,140	1,150	1,161	4,579	1,150	1,156	1,136	1,140	4,582	(2)%	0%	0%
Pre-provision profit[7]	3,095	674	741	671	362	2,448	709	760	666	663	2,797	83%	(0)%	14%
Post-tax return on average shareholders' equity[3]	17.1%	14.5%	14.2%	12.4%	6.8%	11.9%	13.4%	16.1%	14.8%	12.3%	14.1%	5.5ppt	(2.5)ppt	2.2ppt
Post-tax return on average tangible shareholders' equity[2,3]	18.5%	15.6%	15.2%	13.2%	7.3%	12.7%	14.4%	17.5%	16.2%	13.4%	15.3%	6.2ppt	(2.7)ppt	2.6ppt

For footnotes please refer to page 27.

Deutsche Bank

Q4 2025 Financial Data Supplement – IASB version

7

Investment Bank

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Fixed Income & Currencies	7,897	2,508	2,049	2,091	1,871	8,518	2,896	2,247	2,478	1,990	9,610	6%	(20)%	13%
Fixed Income & Currencies: Financing	2,909	808	779	762	835	3,183	906	904	870	881	3,561	6%	1%	12%
Fixed Income & Currencies: Markets	4,989	1,700	1,270	1,329	1,036	5,335	1,990	1,343	1,608	1,109	6,050	7%	(31)%	13%
Investment Banking & Capital Markets	1,238	499	580	395	516	1,990	454	410	502	495	1,861	(4)%	(1)%	(6)%
Debt Origination	837	352	395	269	258	1,274	276	223	360	242	1,100	(6)%	(33)%	(14)%
Equity Origination	102	44	50	33	59	186	52	49	51	73	225	23%	42%	21%
Advisory	299	103	136	93	199	531	126	139	91	181	536	(9)%	100%	1%
Research and Other	24	40	(30)	37	2	49	13	30	(2)	28	70	N/M	N/M	41%
Total net revenues	**9,160**	**3,047**	**2,599**	**2,523**	**2,389**	**10,557**	**3,362**	**2,687**	**2,978**	**2,514**	**11,541**	**5%**	**(16)%**	**9%**
Provision for credit losses	431	150	163	135	101	549	163	259	308	97	827	(3)%	(68)%	51%
Compensation and benefits	2,534	688	689	655	658	2,690	753	721	716	702	2,894	7%	(2)%	8%
General and administrative expenses	4,082	943	991	923	1,113	3,970	896	878	987	1,020	3,782	(8)%	3%	(5)%
Impairment of goodwill and other intangible assets	233	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	(3)	1	(1)	(0)	0	(0)	0	0	0	(1)	(0)	N/M	N/M	N/M
Noninterest expenses	**6,846**	**1,632**	**1,679**	**1,578**	**1,771**	**6,660**	**1,650**	**1,599**	**1,703**	**1,722**	**6,675**	**(3)%**	**1%**	**0%**
Noncontrolling interests	3	1	10	(4)	(2)	5	3	2	1	10	16	N/M	N/M	N/M
Profit (loss) before tax	**1,880**	**1,263**	**747**	**814**	**520**	**3,344**	**1,545**	**827**	**965**	**685**	**4,022**	**32%**	**(29)%**	**20%**
Balance sheet and resources														
Employees (front office, full-time equivalent)[5]	4,856	4,828	4,779	4,931	4,888	4,888	4,898	4,868	5,082	5,037	5,037	3%	(1)%	3%
Employees (business-aligned operations, full-time equivalent)[5]	3,146	3,172	3,150	3,174	3,168	3,168	3,161	3,134	3,139	3,151	3,151	(1)%	0%	(1)%
Employees (allocated central infrastructure, full-time equivalent)[5]	11,898	11,945	11,932	12,187	12,009	12,009	12,094	12,061	12,322	12,404	12,404	3%	1%	3%
Total employees (full-time equivalent)[5]	19,899	19,945	19,861	20,292	20,065	20,065	20,153	20,062	20,543	20,592	20,592	3%	0%	3%
Assets[5,14]	658,345	707,245	718,837	753,449	756,484	756,484	786,299	800,065	773,897	736,149	736,149	(3)%	(5)%	(3)%
Risk-weighted assets[5]	139,532	136,612	135,036	133,548	129,825	129,825	137,484	132,102	131,497	136,412	136,412	5%	4%	5%
of which: operational risk RWA[5]	21,611	17,186	17,557	15,849	14,775	14,775	15,711	15,489	15,038	17,873	17,873	21%	19%	21%
Leverage exposure[5,15]	546,251	567,176	567,043	571,926	592,533	592,533	590,568	589,083	597,616	602,051	602,051	2%	1%	2%
Deposits[5]	17,818	20,295	19,029	20,318	21,950	21,950	26,937	24,248	25,364	27,647	27,647	26%	9%	26%
Loans (gross of allowance for loan losses)[5]	100,645	102,839	105,552	105,101	110,077	110,077	112,431	107,880	111,040	115,325	115,325	5%	4%	5%
Average loans (gross of allowance for loan losses)[5,16]	100,645	102,648	104,259	104,909	107,652	104,952	111,835	110,053	110,319	113,406	111,623	5%	3%	6%
Allowance for loan losses[5]	870	983	1,033	1,042	1,068	1,068	1,081	1,156	1,318	1,368	1,368	28%	4%	28%
Sustainable finance volume (per quarter/year)[8]	38,840	12,530	16,159	15,109	13,490	57,288	12,059	16,985	17,616	20,394	67,054	51%	16%	17%
Performance measures and ratios[1]														
Provision for credit losses (bps of average loans)	42.8	58.6	62.6	51.6	37.4	52.4	58.5	94.0	111.7	34.3	74.1	(3.1)bps	(77.3)bps	21.8bps
Cost/income ratio	74.7%	53.6%	64.6%	62.5%	74.1%	63.1%	49.1%	59.5%	57.2%	68.5%	57.8%	(5.6)ppt	11.3ppt	(5.2)ppt
Adjusted costs	6,378	1,583	1,581	1,557	1,713	6,433	1,648	1,578	1,646	1,690	6,563	(1)%	3%	2%
Pre-provision profit[7]	2,314	1,415	919	945	618	3,898	1,712	1,087	1,274	792	4,866	28%	(38)%	25%
Post-tax return on average shareholders' equity[3]	4.9%	14.6%	8.1%	8.7%	5.0%	9.1%	17.4%	8.4%	10.3%	7.0%	10.8%	2.0ppt	(3.4)ppt	1.7ppt
Post-tax return on average tangible shareholders' equity[2,3]	5.1%	15.1%	8.3%	9.0%	5.2%	9.4%	18.0%	8.7%	10.7%	7.2%	11.2%	2.1ppt	(3.5)ppt	1.8ppt

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 8

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Personal Banking 5,442 1,311 1,290 1,279 1,372 5,253 1,289 1,306 1,332 1,358 5,284 (1)% 2% 1% Wealth Management 4,128 1,065 1,041 1,041 987 4,133 1,150 1,065 1,083 1,082 4,381 10% (0)% 6% Total net revenues 9,571 2,376 2,331 2,319 2,359 9,386 2,439 2,371 2,415 2,440 9,665 3% 1% 3% of which: Net interest income 6,156 1,432 1,441 1,426 1,487 5,786 1,454 1,517 1,557 1,640 6,169 10% 5% 7% Net commission and fee income 2,852 789 731 730 706 2,956 832 739 725 702 2,999 (0)% (3)% 1% Remaining income 563 156 159 163 166 643 152 115 132 97 497 (42)% (27)% (23)% Provision for credit losses 783 219 149 205 278 851 219 118 85 157 578 (44)% 85% (32)% Compensation and benefits 2,808 710 766 762 701 2,938 729 666 685 714 2,795 2% 4% (5)% General and administrative expenses 4,718 1,105 1,073 1,107 1,110 4,395 1,007 981 961 1,009 3,958 (9)% 5% (10)% Impairment of goodwill and other intangible assets 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Restructuring activities 228 1 (45) (67) 109 (3) (6) 1 2 (11) (15) N/M N/M N/M Noninterest expenses 7,755 1,816 1,794 1,802 1,919 7,331 1,731 1,648 1,647 1,712 6,738 (11)% 4% (8)% Noncontrolling interests 0 0 0 0 0 0 0 0 0 0 0 N/M N/M N/M Profit (loss) before tax 1,032 341 389 312 161 1,204 489 605 683 570 2,348 N/M (17)% 95% Balance sheet and resources Employees (front office, full-time equivalent)5 18,483 18,360 18,021 17,678 17,053 17,053 16,629 16,368 16,198 15,840 15,840 (7)% (2)% (7)% Employees (business-aligned operations, full-time equivalent)5 7,780 7,762 7,684 7,623 7,842 7,842 7,855 7,810 7,713 7,497 7,497 (4)% (3)% (4)% Employees (allocated central infrastructure, full-time equivalent)5 12,202 12,257 12,011 12,182 12,164 12,164 12,248 12,219 12,315 12,106 12,106 (0)% (2)% (0)% Total employees (full-time equivalent)5 38,465 38,379 37,715 37,483 37,059 37,059 36,732 36,396 36,226 35,443 35,443 (4)% (2)% (4)% Assets 5,14 330,530 325,981 327,264 325,667 323,551 323,551 322,662 314,060 322,742 315,734 315,734 (2)% (2)% (2)% Risk-weighted assets5 86,226 95,634 96,424 96,853 97,281 97,281 94,327 92,697 92,580 91,996 91,996 (5)% (1)% (5)% of which: operational risk RWA5 7,659 14,648 15,051 15,206 14,438 14,438 14,632 14,644 14,458 14,726 14,726 2% 2% 2% Leverage exposure5,15 338,607 333,458 334,809 333,549 336,229 336,229 336,034 326,840 333,957 325,897 325,897 (3)% (2)% (3)% Deposits5 307,807 310,287 313,879 313,918 320,338 320,338 317,868 317,991 325,289 329,264 329,264 3% 1% 3% Loans (gross of allowance for loan losses)5 261,250 260,679 259,945 256,153 257,476 257,476 253,343 248,384 248,083 246,594 246,594 (4)% (1)% (4)% Average loans (gross of allowance for loan losses)5,16 261,250 260,961 260,747 257,940 256,820 259,161 256,325 250,594 248,135 247,423 250,777 (4)% (0)% (3)% Allowance for loan losses 5 3,188 3,273 3,122 3,071 3,276 3,276 3,356 3,393 3,289 3,375 3,375 3% 3% 3% Assets under management5,17 579,348 605,893 612,986 625,790 634,150 634,150 632,380 645,281 674,516 684,883 684,883 8% 2% 8% Net flows 22,904 11,394 7,297 8,353 1,905 28,949 5,873 6,326 12,965 1,880 27,044 (1)% (86)% (7)% Sustainable finance volume (per quarter/year)8 11,630 3,071 1,526 2,717 1,614 8,927 1,011 4,631 1,994 3,919 11,556 143% 96% 29% Performance measures and ratios1 Net interest margin 2.3% 2.2% 2.2% 2.2% 2.3% 2.2% 2.3% 2.4% 2.5% 2.6% 2.4% 0.3ppt 0.1ppt 0.2ppt Provision for credit losses (bps of average loans) 30.0 33.5 22.8 31.8 43.4 32.8 34.1 18.8 13.7 25.4 23.1 (17.9)bps 11.7bps (9.8)bps Cost/income ratio 81.0% 76.4% 76.9% 77.7% 81.4% 78.1% 71.0% 69.5% 68.2% 70.2% 69.7% (11.2)ppt 2.0ppt (8.4)ppt Adjusted costs 7,287 1,756 1,736 1,790 1,718 7,001 1,686 1,651 1,622 1,671 6,631 (3)% 3% (5)% Pre-provision profit7 1,816 560 537 518 440 2,055 708 723 768 728 2,927 65% (5)% 42% Post-tax return on average shareholders' equity3 4.5% 6.2% 7.0% 5.3% 1.9% 5.1% 8.3% 10.4% 12.1% 9.8% 10.1% 7.9ppt (2.3)ppt 5.1ppt Post-tax return on average tangible shareholders' equity2,3 4.8% 6.4% 7.0% 5.2% 1.9% 5.1% 8.3% 10.8% 12.6% 10.3% 10.5% 8.4ppt (2.4)ppt 5.4ppt Private Bank Private Bank 9 For footnotes please refer to page 27.

Asset Management

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Management fees	2,314	592	613	626	647	2,479	639	630	655	674	2,597	4%	3%	5%
Performance and transaction fees	128	17	10	12	108	148	37	58	50	173	318	60%	N/M	115%
Other	(59)	8	40	22	(46)	23	54	37	29	41	162	N/M	42%	N/M
Total net revenues	**2,383**	**617**	**663**	**660**	**709**	**2,649**	**730**	**725**	**734**	**888**	**3,077**	**25%**	**21%**	**16%**
Provision for credit losses	(1)	(1)	(0)	0	0	(1)	(0)	(0)	(2)	0	(2)	N/M	N/M	172%
Compensation and benefits	891	234	231	224	230	919	250	226	221	255	952	11%	16%	4%
General and administrative expenses	934	222	223	216	243	904	216	212	213	230	871	(6)%	8%	(4)%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	0	0	0	0	(0)	0	0	(0)	0	0	0	N/M	N/M	N/M
Noninterest expenses	**1,825**	**456**	**453**	**441**	**473**	**1,823**	**467**	**438**	**433**	**485**	**1,823**	**3%**	**12%**	**(0)%**
Noncontrolling interests	163	40	50	52	52	194	59	62	66	86	272	64%	30%	40%
Profit (loss) before tax	**396**	**122**	**160**	**168**	**183**	**632**	**204**	**225**	**237**	**317**	**983**	**73%**	**33%**	**55%**
Balance sheet and resources														
Employees (front office, full-time equivalent)[5]	2,044	2,044	2,019	2,066	2,065	2,065	2,063	2,056	2,092	2,103	2,103	2%	1%	2%
Employees (business-aligned operations, full-time equivalent)[5]	2,343	2,379	2,396	2,476	2,510	2,510	2,542	2,580	2,639	2,732	2,732	9%	4%	9%
Employees (allocated central infrastructure, full-time equivalent)[5]	574	577	568	583	591	591	594	593	597	590	590	(0)%	(1)%	(0)%
Total employees (full-time equivalent)[5]	4,961	5,000	4,983	5,126	5,166	5,166	5,200	5,229	5,328	5,425	5,425	5%	2%	5%
Assets[5,14]	10,305	10,669	9,810	9,991	10,543	10,543	10,504	9,905	10,269	10,790	10,790	2%	5%	2%
Risk-weighted assets[5]	15,155	18,144	18,376	18,094	18,414	18,414	13,411	13,044	14,131	15,520	15,520	(16)%	10%	(16)%
of which: operational risk RWA[5]	3,475	4,643	4,910	4,798	4,700	4,700	4,792	4,684	4,801	5,318	5,318	13%	11%	13%
Leverage exposure[5,15]	9,706	9,948	8,935	9,225	10,061	10,061	9,984	9,441	9,647	10,154	10,154	1%	5%	1%
Management fee margin (in bps)[18]	27.1	26.0	26.4	26.2	25.9	26.1	25.3	25.1	25.2	24.8	25.0	(1.1)bps	(0.3)bps	(1.1)bps
Assets under management[5,17]	896,097	941,263	933,165	962,910	1,011,552	1,011,552	1,009,590	1,009,813	1,054,245	1,084,511	1,084,511	7%	3%	7%
Net flows	28,299	7,786	(18,696)	18,258	18,371	25,719	19,879	8,484	12,103	10,493	50,958	(43)%	(13)%	98%
Performance measures and ratios[1]														
Cost/income ratio	76.6%	73.9%	68.4%	66.7%	66.8%	68.8%	64.0%	60.4%	59.0%	54.7%	59.3%	(12.1)ppt	(4.3)ppt	(9.6)ppt
Adjusted costs	1,765	438	448	437	463	1,786	459	436	431	473	1,798	2%	10%	1%
Pre-provision profit[7]	558	161	210	220	236	826	263	287	301	402	1,254	71%	34%	52%
Post-tax return on average shareholders' equity[3]	5.2%	6.3%	8.0%	8.5%	9.2%	8.0%	10.0%	11.6%	12.7%	17.8%	12.9%	8.5ppt	5.1ppt	4.9ppt
Post-tax return on average tangible shareholders' equity[2,3]	12.2%	14.5%	17.8%	18.9%	20.6%	18.0%	22.1%	26.0%	28.1%	41.0%	29.1%	20.4ppt	12.9ppt	11.0ppt

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 10

Corporate & Other

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Total net revenues	2,324	(542)	(206)	2,126	28	1,406	(264)	660	(244)	(400)	(249)	N/M	64%	N/M
Provision for credit losses	26	9	29	27	17	83	12	25	30	41	108	135%	34%	31%
Compensation and benefits	3,358	916	921	843	893	3,574	896	873	903	869	3,541	(3)%	(4)%	(1)%
General and administrative expenses	(2,710)	(720)	673	(1,089)	(338)	(1,474)	(686)	(736)	(657)	(643)	(2,721)	90%	(2)%	85%
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Restructuring activities	(1)	0	0	(0)	0	0	0	(0)	0	(0)	(0)	N/M	N/M	N/M
Noninterest expenses	**647**	**197**	**1,594**	**(246)**	**555**	**2,100**	**211**	**137**	**246**	**226**	**819**	**(59)%**	**(8)%**	**(61)%**
Noncontrolling interests	(166)	(42)	(60)	(48)	(50)	(199)	(62)	(65)	(67)	(95)	(289)	90%	43%	45%
Profit (loss) before tax	**1,817**	**(706)**	**(1,770)**	**2,393**	**(494)**	**(577)**	**(425)**	**563**	**(453)**	**(572)**	**(887)**	**16%**	**26%**	**54%**
Balance sheet and resources														
Total Employees (full-time equivalent)[5]	35,792	35,956	35,601	36,250	36,097	36,097	36,351	36,344	36,981	36,918	36,918	2%	(0)%	2%
Adjusted costs	661	138	137	113	220	608	180	182	199	162	724	(27)%	(19)%	19%
Risk-weighted assets[5]	39,842	32,583	32,075	33,689	33,732	33,732	31,127	30,509	31,611	31,216	31,216	(7)%	(1)%	(7)%
Leverage exposure[5,15]	38,945	36,320	35,750	35,782	37,667	37,667	31,275	27,476	27,753	31,825	31,825	(16)%	15%	(16)%

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 11

Asset quality: Overview of financial instruments subject to impairment[19]

(In € m. unless stated otherwise)

Financial instruments measured at amortized cost[20]	Gross carrying amount: Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total	Allowance for credit losses[21]: Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total
Dec 31, 2025	**727,810**	**53,383**	**14,874**	**615**	**796,683**	**421**	**888**	**4,600**	**247**	**6,156**
Sep 30, 2025	701,027	52,783	14,451	577	**768,837**	448	972	4,330	224	**5,974**
Jun 30, 2025	669,280	66,029	14,268	613	**750,190**	481	909	4,416	211	**6,018**
Mar 31, 2025	690,926	65,640	13,728	595	**770,889**	451	815	4,441	207	**5,915**
Dec 31, 2024	681,147	63,836	15,214	609	**760,807**	438	736	4,412	213	**5,799**
Sep 30, 2024	664,555	54,988	14,980	716	**735,239**	451	726	4,249	207	**5,633**
Jun 30, 2024	671,561	57,650	14,288	767	**744,266**	440	701	4,183	202	**5,526**
Mar 31, 2024	662,843	55,840	14,010	796	**733,489**	432	690	4,181	197	**5,501**
Dec 31, 2023	692,091	55,704	12,799	806	**761,400**	447	680	3,960	198	**5,285**

Financial instruments measured at fair value through OCI	Fair value: Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total	Allowance for credit losses: Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total
Dec 31, 2025	**43,030**	**466**	**147**	**0**	**43,644**	**12**	**22**	**14**	**0**	**48**
Sep 30, 2025	41,149	755	159	0	**42,064**	11	39	16	0	**66**
Jun 30, 2025	37,259	4,158	168	0	**41,586**	11	22	22	0	**55**
Mar 31, 2025	38,894	3,336	94	0	**42,325**	11	13	10	0	**34**
Dec 31, 2024	36,828	5,176	86	0	**42,090**	12	16	10	0	**38**
Sep 30, 2024	41,326	939	57	0	**42,322**	14	8	15	0	**37**
Jun 30, 2024	38,623	1,385	68	0	**40,076**	14	8	16	0	**38**
Mar 31, 2024	37,068	923	99	0	**38,091**	11	6	26	0	**43**
Dec 31, 2023	34,424	1,076	46	0	**35,546**	13	13	22	0	**48**

Off-balance sheet positions	Notional amount: Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total	Allowance for credit losses[21]: Stage 1	Stage 2	Stage 3	Stage 3 POCI	Total
Dec 31, 2025	**321,740**	**26,678**	**2,724**	**21**	**351,164**	**98**	**96**	**196**	**2**	**393**
Sep 30, 2025	313,495	25,271	2,606	19	**341,391**	101	87	178	2	**367**
Jun 30, 2025	298,985	29,582	2,463	23	**331,054**	91	78	162	3	**335**
Mar 31, 2025	305,884	29,942	2,282	6	**338,113**	123	97	170	0	**390**
Dec 31, 2024	313,625	25,983	2,225	7	**341,840**	106	82	173	0	**361**
Sep 30, 2024	304,317	19,039	1,943	6	**325,304**	97	72	171	0	**341**
Jun 30, 2024	307,289	22,390	1,831	7	**331,517**	118	83	167	0	**368**
Mar 31, 2024	303,987	19,025	1,967	2	**324,981**	104	84	159	0	**346**
Dec 31, 2023	292,747	23,778	2,282	8	**318,814**	117	88	187	0	**393**

Memo: Net charge-offs	YTD: Gross charge-offs	Recoveries	Net charge-offs	Net charge-offs / Average loans (at amortized cost)[22]	QTD: Net charge-offs	Net charge-offs / Average loans (at amortized cost)[22]
Dec 31, 2025	**1,002**	**(164)**	**838**	**0.17%**	**117**	**0.02%**
Sep 30, 2025	834	(113)	721	0.15%	352	0.07%
Jun 30, 2025	447	(78)	369	0.08%	163	0.03%
Mar 31, 2025	262	(55)	206	0.04%	206	0.04%
Dec 31, 2024	1,229	(157)	1,072	0.22%	232	0.05%
Sep 30, 2024	898	(58)	840	0.18%	257	0.05%
Jun 30, 2024	622	(39)	583	0.12%	370	0.08%
Mar 31, 2024	232	(19)	213	0.04%	213	0.04%
Dec 31, 2023	1,197	(93)	1,104	0.23%	280	0.06%

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 12

Regulatory capital

(In € m, unless stated otherwise)	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Dec 31, 2025 vs. Dec 31, 2024
Regulatory capital[5]										
Common Equity Tier 1 capital	48,066	47,672	48,113	49,183	49,457	48,645	48,522	49,346	49,266	(0)%
Tier 1 capital	56,395	56,050	57,992	59,061	60,835	60,316	60,193	59,864	60,784	(0)%
Tier 2 capital	8,610	8,594	8,449	7,660	7,676	7,426	7,008	7,003	7,050	(8)%
Total capital	**65,005**	**64,645**	**66,441**	**66,721**	**68,511**	**67,741**	**67,200**	**66,866**	**67,834**	**(1)%**
Risk-weighted assets and capital adequacy ratios[1,5]										
Risk-weighted assets	349,742	354,830	356,427	356,496	357,427	351,973	340,805	340,387	347,133	(3)%
of which: operational risk RWA	57,153	57,049	58,831	57,691	58,061	58,941	58,941	58,941	63,183	9%
Common Equity Tier 1 capital ratio	13.7%	13.4%	13.5%	13.8%	13.8%	13.8%	14.2%	14.5%	14.2%	0.4ppt
Tier 1 capital ratio	16.1%	15.8%	16.3%	16.6%	17.0%	17.1%	17.7%	17.6%	17.5%	0.5ppt
Total capital ratio	18.6%	18.2%	18.6%	18.7%	19.2%	19.2%	19.7%	19.6%	19.5%	0.4ppt

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 13

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version _________________________________________________________________________________________________________________________________________ (In € bn, unless stated otherwise) Dec 31, 2023 Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 Mar 31, 2025 Jun 30, 2025 Sep 30, 2025 Dec 31, 2025 Dec 31, 2025 vs. Dec 31, 2024 Total assets 1,317 1,336 1,357 1,384 1,391 1,421 1,402 1,395 1,440 4% Changes from IFRS to CRR/CRD (77) (82) (95) (100) (75) (119) (126) (96) (112) 50% Derivatives netting (215) (196) (203) (211) (250) (198) (218) (197) (205) (18)% Derivatives add-on 72 77 72 70 75 72 69 71 75 1% Written credit derivatives 21 23 22 22 20 15 16 18 16 (19)% Securities financing transactions 4 2 2 3 4 6 8 10 8 123% Off-balance sheet exposure after application of credit conversion factors 127 132 134 135 158 128 123 127 128 (19)% Consolidation, regulatory and other adjustments (86) (121) (122) (119) (81) (143) (123) (124) (135) 67% Leverage exposure 1,240 1,254 1,262 1,284 1,316 1,302 1,276 1,300 1,327 1% Tier 1 capital 56.4 56.1 58.0 59.1 60.8 60.3 60.2 59.9 60.8 (0)% Leverage ratio1 4.5% 4.5% 4.6% 4.6% 4.6% 4.6% 4.7% 4.6% 4.6% (0.0)ppt Leverage ratio Leverage 14 5 For footnotes please refer to page 27.

Non-GAAP financial measures (1/8)

Return ratios, Costs and Net Assets (adjusted) - Group

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Return ratios														
Profit (loss) before tax	7,955	1,632	130	4,231	709	6,703	2,446	2,957	2,102	1,564	9,069	121%	(26)%	35%
Profit (loss)	6,452	1,164	(145)	3,065	397	4,481	1,732	2,116	1,699	1,266	6,814	N/M	(25)%	52%
Profit (loss) attributable to noncontrolling interests	119	29	45	32	33	139	44	46	46	71	208	116%	54%	50%
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	6,332	1,134	(190)	3,033	364	4,342	1,688	2,070	1,653	1,195	6,606	N/M	(28)%	52%
Profit (loss) attributable to additional equity components	560	147	151	172	198	668	193	202	210	205	809	3%	(2)%	21%
Profit (loss) attributable to Deutsche Bank shareholders	5,772	988	(341)	2,861	166	3,674	1,495	1,868	1,443	990	5,797	N/M	(31)%	58%
Average shareholders' equity	63,149	66,396	64,775	65,991	68,115	66,353	69,218	68,015	67,690	68,865	68,543	1%	2%	3%
Deduct: Average goodwill and other intangible assets	6,434	6,644	6,737	6,752	6,853	6,750	6,939	6,763	6,756	6,842	6,835	(0)%	1%	1%
Average tangible shareholders' equity	56,716	59,752	58,038	59,239	61,262	59,603	62,279	61,252	60,934	62,023	61,707	1%	2%	4%
Post-tax return on average shareholders' equity[1,3]	9.1%	6.0%	(2.1)%	17.3%	1.0%	5.5%	8.6%	11.0%	8.5%	5.8%	8.5%	4.8ppt	(2.8)ppt	2.9ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	10.2%	6.6%	(2.3)%	19.3%	1.1%	6.2%	9.6%	12.2%	9.5%	6.4%	9.4%	5.3ppt	(3.1)ppt	3.2ppt
Costs														
Noninterest expenses	21,695	5,305	6,702	4,744	6,221	22,971	5,216	4,959	5,180	5,304	20,658	(15)%	2%	(10)%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	233	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	311	166	1,554	(344)	659	2,035	26	(94)	96	151	179	(77)%	57%	(91)%
Restructuring and severance	566	95	106	42	286	529	68	49	49	17	183	(94)%	(66)%	(66)%
Total Nonoperating costs	1,110	262	1,660	(302)	945	2,564	93	(44)	145	168	362	(82)%	15%	(86)%
Adjusted costs	20,585	5,043	5,042	5,047	5,276	20,407	5,122	5,004	5,034	5,136	20,297	(3)%	2%	(1)%
Net assets (adjusted), in € bn.														
Total assets[5]	1,317	1,336	1,357	1,384	1,391	1,391	1,421	1,402	1,395	1,440	1,440	4%	3%	4%
Deduct: Derivatives (incl. hedging derivatives) credit line netting	196	174	181	185	230	230	178	193	174	181	181	(21)%	4%	(21)%
Deduct: Derivatives cash collateral received/paid	56	54	56	50	59	59	56	63	58	60	60	2%	5%	2%
Deduct: Securities Financing Transactions credit line netting	2	2	2	2	2	2	2	5	6	2	2	8%	(70)%	8%
Deduct: Pending settlements netting	29	71	60	60	13	13	76	53	48	53	53	N/M	10%	N/M
Net assets (adjusted)[1,5]	1,034	1,035	1,058	1,086	1,087	1,087	1,109	1,088	1,110	1,144	1,144	5%	3%	5%

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 15

Non-GAAP financial measures (2/8)

Return ratios and Costs - Corporate Bank

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Return ratios														
Profit (loss) before tax	2,828	611	606	545	339	2,101	632	738	670	564	2,603	66%	(16)%	24%
Profit (loss)	2,036	440	436	392	244	1,512	455	531	482	406	1,874	66%	(16)%	24%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	2,036	440	436	392	244	1,512	455	531	482	406	1,874	66%	(16)%	24%
Profit (loss) attributable to additional equity components	107	26	28	33	38	125	38	39	40	38	154	(0)%	(5)%	23%
Profit (loss) attributable to Deutsche Bank shareholders	1,930	414	408	360	206	1,388	417	492	443	368	1,720	79%	(17)%	24%
Average allocated shareholders' equity	11,280	11,381	11,476	11,654	12,167	11,681	12,437	12,208	11,978	12,018	12,199	(1)%	0%	4%
Deduct: Average allocated goodwill and other intangible assets	849	787	741	766	793	776	829	965	1,024	1,051	968	33%	3%	25%
Average allocated tangible shareholders' equity	10,431	10,595	10,735	10,888	11,373	10,905	11,608	11,243	10,954	10,967	11,230	(4)%	0%	3%
Post-tax return on average shareholders' equity[1,3]	17.1%	14.5%	14.2%	12.4%	6.8%	11.9%	13.4%	16.1%	14.8%	12.3%	14.1%	5.5ppt	(2.5)ppt	2.2ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	18.5%	15.6%	15.2%	13.2%	7.3%	12.7%	14.4%	17.5%	16.2%	13.4%	15.3%	6.2ppt	(2.7)ppt	2.6ppt
Costs														
Noninterest expenses	4,623	1,204	1,181	1,171	1,502	5,058	1,157	1,137	1,150	1,158	4,603	(23)%	1%	(9)%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	53	61	23	5	287	376	2	(33)	9	12	(9)	(96)%	31%	N/M
Restructuring and severance	76	15	18	16	54	103	5	14	5	6	29	(89)%	16%	(72)%
Total Nonoperating costs	129	76	41	21	340	479	7	(19)	14	18	21	(95)%	26%	(96)%
Adjusted costs	4,495	1,128	1,140	1,150	1,161	4,579	1,150	1,156	1,136	1,140	4,582	(2)%	0%	0%

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 16

Non-GAAP financial measures (3/8)

Return ratios and Costs - Investment Bank

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Return ratios														
Profit (loss) before tax	1,880	1,263	747	814	520	3,344	1,545	827	965	685	4,022	32%	(29)%	20%
Profit (loss)	1,354	910	538	586	374	2,407	1,112	595	695	493	2,896	32%	(29)%	20%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	1,354	910	538	586	374	2,407	1,112	595	695	493	2,896	32%	(29)%	20%
Profit (loss) attributable to additional equity components	226	57	60	69	78	263	74	81	82	78	315	0%	(5)%	20%
Profit (loss) attributable to Deutsche Bank shareholders	1,128	853	477	517	296	2,144	1,039	514	613	415	2,581	40%	(32)%	20%
Average allocated shareholders' equity	22,953	23,419	23,663	23,759	23,805	23,631	23,938	24,593	23,700	23,811	23,967	0%	0%	1%
Deduct: Average allocated goodwill and other intangible assets	835	834	760	783	813	804	842	842	851	871	852	7%	2%	6%
Average allocated tangible shareholders' equity	22,118	22,584	22,903	22,976	22,992	22,827	23,096	23,751	22,849	22,940	23,115	(0)%	0%	1%
Post-tax return on average shareholders' equity[1,3]	4.9%	14.6%	8.1%	8.7%	5.0%	9.1%	17.4%	8.4%	10.3%	7.0%	10.8%	2.0ppt	(3.4)ppt	1.7ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	5.1%	15.1%	8.3%	9.0%	5.2%	9.4%	18.0%	8.7%	10.7%	7.2%	11.2%	2.1ppt	(3.5)ppt	1.8ppt
Costs														
Noninterest expenses	6,846	1,632	1,679	1,578	1,771	6,660	1,650	1,599	1,703	1,722	6,675	(3)%	1%	0%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	233	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	147	25	70	3	27	126	(7)	3	35	34	65	23%	(3)%	(49)%
Restructuring and severance	87	24	28	18	31	101	9	18	22	(2)	48	N/M	N/M	(53)%
Total Nonoperating costs	468	49	98	21	59	227	2	21	57	32	113	(46)%	(44)%	(50)%
Adjusted costs	6,378	1,583	1,581	1,557	1,713	6,433	1,648	1,578	1,646	1,690	6,563	(1)%	3%	2%

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 17

Non-GAAP financial measures (4/8)

Return ratios and Costs - Private Bank

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Return ratios														
Profit (loss) before tax	1,032	341	389	312	161	1,204	489	605	683	570	2,348	N/M	(17)%	95%
Profit (loss)	743	246	280	225	116	867	352	436	492	411	1,691	N/M	(17)%	95%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	743	246	280	225	116	867	352	436	492	411	1,691	N/M	(17)%	95%
Profit (loss) attributable to additional equity components	123	33	37	42	48	159	48	49	50	49	196	2%	(3)%	23%
Profit (loss) attributable to Deutsche Bank shareholders	620	213	243	183	68	708	305	386	442	362	1,495	N/M	(18)%	111%
Average allocated shareholders' equity	13,681	13,675	13,909	13,949	14,402	13,995	14,713	14,789	14,667	14,790	14,763	3%	1%	5%
Deduct: Average allocated goodwill and other intangible assets	789	383	(23)	(24)	(25)	101	(26)	507	681	674	462	N/M	(1)%	N/M
Average allocated tangible shareholders' equity	12,892	13,292	13,932	13,972	14,426	13,894	14,739	14,282	13,986	14,116	14,301	(2)%	1%	3%
Post-tax return on average shareholders' equity[1,3]	4.5%	6.2%	7.0%	5.3%	1.9%	5.1%	8.3%	10.4%	12.1%	9.8%	10.1%	7.9ppt	(2.3)ppt	5.1ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	4.8%	6.4%	7.0%	5.2%	1.9%	5.1%	8.3%	10.8%	12.6%	10.3%	10.5%	8.4ppt	(2.4)ppt	5.4ppt
Costs														
Noninterest expenses	7,755	1,816	1,794	1,802	1,919	7,331	1,731	1,648	1,647	1,712	6,738	(11)%	4%	(8)%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	123	10	5	1	13	28	(7)	(11)	6	41	29	N/M	N/M	3%
Restructuring and severance	346	50	53	10	188	301	51	7	19	1	78	(100)%	(96)%	(74)%
Total Nonoperating costs	468	60	58	11	201	330	45	(3)	25	41	107	(79)%	67%	(67)%
Adjusted costs	7,287	1,756	1,736	1,790	1,718	7,001	1,686	1,651	1,622	1,671	6,631	(3)%	3%	(5)%

For footnotes please refer to page 27.

Deutsche Bank

Q4 2025 Financial Data Supplement – IASB version

18

Non-GAAP financial measures (5/8)

Return ratios and Costs - Asset Management

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Return ratios														
Profit (loss) before tax	396	122	160	168	183	632	204	225	237	317	983	73%	33%	55%
Profit (loss)	285	88	115	121	132	455	147	162	171	228	708	73%	33%	55%
Profit (loss) attributable to noncontrolling interests	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	285	88	115	121	132	455	147	162	171	228	708	73%	33%	55%
Profit (loss) attributable to additional equity components	22	6	6	7	8	27	8	8	8	8	33	1%	(2)%	20%
Profit (loss) attributable to Deutsche Bank shareholders	264	82	109	113	124	428	139	154	162	220	675	78%	35%	58%
Average allocated shareholders' equity[2,3]	5,103	5,210	5,409	5,352	5,356	5,329	5,553	5,286	5,132	4,948	5,218	(8)%	(4)%	(2)%
Deduct: Average allocated goodwill and other intangible assets	2,944	2,946	2,969	2,955	2,949	2,957	3,035	2,925	2,819	2,803	2,896	(5)%	(1)%	(2)%
Average allocated tangible shareholders' equity[2,3]	2,159	2,264	2,440	2,396	2,407	2,372	2,518	2,361	2,312	2,144	2,323	(11)%	(7)%	(2)%
Post-tax return on average shareholders' equity[1,3]	5.2%	6.3%	8.0%	8.5%	9.2%	8.0%	10.0%	11.6%	12.7%	17.8%	12.9%	8.5ppt	5.1ppt	4.9ppt
Post-tax return on average tangible shareholders' equity[1,2,3]	12.2%	14.5%	17.8%	18.9%	20.6%	18.0%	22.1%	26.0%	28.1%	41.0%	29.1%	20.4ppt	12.9ppt	11.0ppt
Costs														
Noninterest expenses	1,825	456	453	441	473	1,823	467	438	433	485	1,823	3%	12%	(0)%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	26	15	0	(0)	(2)	13	6	(0)	(1)	0	6	N/M	N/M	(55)%
Restructuring and severance	34	3	5	4	12	24	2	2	3	12	19	(2)%	N/M	(21)%
Total Nonoperating costs	59	18	5	4	10	37	8	2	2	12	25	19%	N/M	(33)%
Adjusted costs	1,765	438	448	437	463	1,786	459	436	431	473	1,798	2%	10%	1%

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 19

Non-GAAP financial measures (6/8)

Return ratios and Costs - Corporate & Other

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Return ratios														
Profit (loss) before tax	1,817	(706)	(1,770)	2,393	(494)	(577)	(425)	563	(453)	(572)	(887)	16%	26%	54%
Profit (loss)	2,033	(520)	(1,514)	1,742	(469)	(761)	(335)	393	(141)	(272)	(355)	(42)%	93%	(53)%
Profit (loss) attributable to noncontrolling interests	119	29	45	32	33	139	44	46	46	71	208	116%	54%	50%
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	1,913	(549)	(1,558)	1,710	(502)	(900)	(379)	347	(187)	(343)	(562)	(32)%	84%	(38)%
Profit (loss) attributable to additional equity components	83	25	19	22	27	93	26	25	29	32	112	21%	10%	19%
Profit (loss) attributable to Deutsche Bank shareholders	1,831	(574)	(1,578)	1,688	(529)	(993)	(405)	323	(216)	(376)	(674)	(29)%	74%	(32)%
Average allocated shareholders' equity[23]	10,132	12,711	10,317	11,278	12,386	11,717	12,577	11,138	12,213	13,299	12,396	7%	9%	6%
Deduct: Average allocated goodwill and other intangible assets	1,017	1,693	2,290	2,271	2,322	2,112	2,259	1,523	1,380	1,443	1,657	(38)%	5%	(22)%
Average allocated tangible shareholders' equity[23]	9,114	11,018	8,027	9,007	10,063	9,605	10,318	9,615	10,833	11,856	10,739	18%	9%	12%
Costs														
Noninterest expenses	647	197	1,594	(246)	555	2,100	211	137	246	226	819	(59)%	(8)%	(61)%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	0	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	(37)	55	1,455	(353)	334	1,491	30	(53)	46	64	88	(81)%	38%	(94)%
Restructuring and severance	23	3	3	(6)	1	1	0	8	0	(0)	8	N/M	N/M	N/M
Total Nonoperating costs	(14)	58	1,458	(359)	335	1,491	30	(45)	47	64	96	(81)%	38%	(94)%
Adjusted costs	661	138	137	113	220	608	180	182	199	162	724	(27)%	(19)%	19%

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 20

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version _________________________________________________________________________________________________________________________________________ (In € m, unless stated otherwise) FY 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q4 2025 vs. Q4 2024 Q4 2025 vs. Q3 2025 FY 2025 vs. FY 2024 Group Net interest income 16,122 3,827 3,623 3,724 3,987 15,161 3,836 3,891 3,911 4,036 15,673 1% 3% 3% Key banking book segments and other funding 13,258 3,300 3,329 3,234 3,355 13,218 3,223 3,372 3,305 3,437 13,337 2% 4% 1% Key banking book segments 13,995 3,348 3,374 3,250 3,462 13,433 3,326 3,442 3,357 3,545 13,670 2% 6% 2% Other funding effects 24 (737) (48) (44) (15) (107) (216) (103) (70) (52) (108) (333) 0% 106% 54% Accounting asymmetry driven25 2,864 527 294 490 632 1,943 613 519 606 598 2,336 (5)% (1)% 20% Average interest earning assets, in € bn 978 986 981 1,006 1,024 1,002 1,038 1,031 1,034 1,051 1,041 3% 2% 4% Net interest margin 1.6% 1.6% 1.5% 1.5% 1.6% 1.5% 1.5% 1.5% 1.5% 1.5% 1.5% (0.0)ppt 0.0ppt (0.0)ppt Key banking book segments Corporate Bank Net interest income 5,241 1,272 1,274 1,195 1,246 4,987 1,160 1,169 1,100 1,138 4,567 (9)% 3% (8)% Average interest earning assets, in € bn 16 124 123 126 127 130 126 129 130 131 134 130 3% 2% 3% Net interest margin 4.2% 4.1% 4.1% 3.8% 3.8% 4.0% 3.6% 3.6% 3.4% 3.4% 3.5% (0.4)ppt 0.0ppt (0.5)ppt Investment Bank Fixed Income and Currencies: Financing Net interest income 2,599 644 659 629 729 2,661 711 756 699 767 2,933 5% 10% 10% Average interest earning assets, in € bn16 92 93 94 96 100 96 106 104 104 106 105 6% 2% 9% Net interest margin 2.8% 2.8% 2.8% 2.6% 2.9% 2.8% 2.7% 2.9% 2.7% 2.9% 2.8% (0.0)ppt 0.2ppt 0.0ppt Private Bank Net interest income 6,156 1,432 1,441 1,426 1,487 5,786 1,454 1,517 1,557 1,640 6,169 10% 5% 7% Average interest earning assets, in € bn16 264 264 263 260 259 262 258 253 250 249 253 (4)% (0)% (3)% Net interest margin 2.3% 2.2% 2.2% 2.2% 2.3% 2.2% 2.3% 2.4% 2.5% 2.6% 2.4% 0.3ppt 0.1ppt 0.2ppt Total key banking book segments Net interest income 13,995 3,348 3,374 3,250 3,462 13,433 3,326 3,442 3,357 3,545 13,670 2% 6% 2% Average interest earning assets, in € bn 16 480 480 483 484 489 484 493 486 485 489 488 0% 1% 1% Net interest margin 2.9% 2.8% 2.8% 2.7% 2.8% 2.8% 2.7% 2.8% 2.8% 2.9% 2.8% 0.1ppt 0.1ppt 0.0ppt Net interest income in the key banking book segments Non-GAAP financial measures (7/8) NGFM 6 21 For footnotes please refer to page 27.

Non-GAAP financial measures (8/8)

Measures and ratios adjusted for nonoperating costs and specific litigation items - Group

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Costs														
Noninterest expenses	21,695	5,305	6,702	4,744	6,221	22,971	5,216	4,959	5,180	5,304	20,658	(15)%	2%	(10)%
Nonoperating costs:														
Impairment of goodwill and other intangible assets	233	0	0	0	0	0	0	0	0	0	0	N/M	N/M	N/M
Litigation charges, net	311	166	1,554	(344)	659	2,035	26	(94)	96	151	179	(77)%	57%	(91)%
of which: Specific litigation items (Postbank takeover, RusChemAlliance indemnification asset, Polish FX mortgages)	255	46	1,395	(367)	594	1,668	6	(80)	26	74	27	(88)%	180%	(98)%
Restructuring and severance	566	95	106	42	286	529	68	49	49	17	183	(94)%	(66)%	(66)%
Total Nonoperating costs	1,110	262	1,660	(302)	945	2,564	93	(44)	145	168	362	(82)%	15%	(86)%
Adjusted costs	20,585	5,043	5,042	5,047	5,276	20,407	5,122	5,004	5,034	5,136	20,297	(3)%	2%	(1)%
Profit measures and performance ratios														
Profit before tax	7,955	1,632	130	4,231	709	6,703	2,446	2,957	2,102	1,564	9,069	121%	(26)%	35%
Adjustment for nonoperating costs	1,110	262	1,660	(302)	945	2,564	93	(44)	145	168	362	(82)%	15%	(86)%
Profit before tax before nonoperating costs	9,065	1,894	1,790	3,929	1,654	9,267	2,539	2,912	2,248	1,732	9,431	5%	(23)%	2%
Profit before tax	7,955	1,632	130	4,231	709	6,703	2,446	2,957	2,102	1,564	9,069	121%	(26)%	35%
Adjustment for specific litigation items	255	46	1,395	(367)	594	1,668	6	(80)	26	74	27	(88)%	180%	(98)%
Profit before tax excluding specific litigation items	8,210	1,678	1,526	3,864	1,304	8,372	2,451	2,877	2,129	1,638	9,096	26%	(23)%	9%
Profit (loss)	6,452	1,164	(145)	3,065	397	4,481	1,732	2,116	1,699	1,266	6,814	N/M	(25)%	52%
Adjustment for specific litigation items	255	46	1,395	(367)	594	1,668	6	(80)	26	74	27	(88)%	180%	(98)%
Income tax effect from the adjustment for specific litigation items	0	0	(211)	71	(86)	(226)	0	16	0	0	16	N/M	N/M	N/M
Profit (loss) excluding specific litigation items	6,707	1,210	1,039	2,769	905	5,923	1,738	2,053	1,726	1,340	6,857	48%	(22)%	16%
Memo: Cost/income ratio excluding specific litigation items	68.8%	71.3%	72.6%	54.0%	76.5%	67.6%	64.1%	60.4%	66.9%	72.0%	65.6%	(4.5)ppt	5.1ppt	(2.0)ppt
Return ratios														
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components	6,332	1,134	(190)	3,033	364	4,342	1,688	2,070	1,653	1,195	6,606	N/M	(28)%	52%
Adjustment for specific litigation items	255	46	1,395	(367)	594	1,668	6	(80)	26	74	27	(88)%	180%	(98)%
Income tax effect from the adjustment for specific litigation items	0	0	(211)	71	(86)	(226)	0	16	0	0	16	N/M	N/M	N/M
Profit (loss) attributable to Deutsche Bank shareholders and additional equity components excluding specific litigation items	6,587	1,180	994	2,737	872	5,784	1,694	2,007	1,679	1,269	6,649	45%	(24)%	15%
Profit (loss) attributable to additional equity components	560	147	151	172	198	668	193	202	210	205	809	3%	(2)%	21%
Profit (loss) attributable to Deutsche Bank shareholders excluding specific litigation items	6,027	1,034	843	2,565	675	5,116	1,501	1,805	1,470	1,064	5,840	58%	(28)%	14%
Average allocated shareholders' equity	63,149	66,396	64,775	65,991	68,115	66,353	69,218	68,015	67,690	68,865	68,543	1%	2%	3%
Deduct: Average allocated goodwill and other intangible assets	6,434	6,644	6,737	6,752	6,853	6,750	6,939	6,763	6,756	6,842	6,835	(0)%	1%	1%
Average allocated tangible shareholders' equity	56,716	59,752	58,038	59,239	61,262	59,603	62,279	61,252	60,934	62,023	61,707	1%	2%	4%
Post-tax return on average shareholders' equity[1,3] excluding specific litigation items	9.5%	6.2%	5.2%	15.5%	4.0%	7.7%	8.7%	10.6%	8.7%	6.2%	8.5%	2.2ppt	(2.5)ppt	2.9ppt
Post-tax return on average tangible shareholders' equity[1,2,3] excluding litigation items	10.6%	6.9%	5.8%	17.3%	4.4%	8.6%	9.6%	11.8%	9.6%	6.9%	9.5%	2.5ppt	(2.8)ppt	3.2ppt

For footnotes please refer to page 27.

Deutsche Bank
Q4 2025 Financial Data Supplement – IASB version
22

Per share information

(In € m, unless stated otherwise)	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q4 2025 vs. Q4 2024	Q4 2025 vs. Q3 2025	FY 2025 vs. FY 2024
Earnings per share measure														
Profit (loss) attributable to Deutsche Bank shareholders after AT1-coupon adjustment (in € m)	5,834	1,134	(764)	3,033	364	3,768	1,688	1,342	1,653	1,195	5,846	N/M	(28)%	55%
Weighted-average shares outstanding	2,064	2,013	1,998	1,981	1,982	1,994	1,951	1,969	1,956	1,942	1,955	(2)%	(1)%	(2)%
Adjusted weighted-average shares after assumed conversions	2,104	2,058	1,998	2,026	2,034	2,039	1,998	2,007	2,000	1,987	1,998	(2)%	(1)%	(2)%
Basic earnings per share[11]	€ 2.83	€ 0.56	€ (0.38)	€ 1.53	€ 0.18	€ 1.89	€ 0.86	€ 0.68	€ 0.85	€ 0.62	€ 2.99	N/M	(27)%	58%
Diluted earnings per share[1,11]	€ 2.77	€ 0.55	€ (0.38)	€ 1.50	€ 0.18	€ 1.85	€ 0.84	€ 0.67	€ 0.83	€ 0.60	€ 2.93	N/M	(27)%	58%
Book value per basic share outstanding														
Total shareholders' equity (book value)	65,999	66,674	64,563	67,278	68,709	68,709	69,076	67,101	67,923	69,015	69,015	0%	2%	0%
Number of shares issued, in million	2,040	1,995	1,995	1,995	1,995	1,995	1,948	1,948	1,948	1,911	1,911	(4)%	(2)%	(4)%
Treasury shares, in million	(48)	(20)	(47)	(51)	(50)	(50)	(6)	(22)	(37)	(8)	(8)	(84)%	(79)%	(84)%
Vested share awards, in million	46	35	37	37	39	39	33	35	36	37	37	(5)%	2%	(5)%
Basic shares outstanding	2,038	2,010	1,984	1,981	1,984	1,984	1,975	1,961	1,947	1,940	1,940	(2)%	(0)%	(2)%
Book value per basic share outstanding[1]	€ 32.38	€ 33.18	€ 32.54	€ 33.96	€ 34.64	€ 34.64	€ 34.98	€ 34.21	€ 34.89	€ 35.58	€ 35.58	3%	2%	3%
Tangible book value per basic share outstanding														
Total shareholders' equity (Book value)	65,999	66,674	64,563	67,278	68,709	68,709	69,076	67,101	67,923	69,015	69,015	0%	2%	0%
Deduct: Goodwill and other intangible assets	6,573	6,695	6,779	6,721	6,962	6,962	6,865	6,693	6,781	6,843	6,843	(2)%	1%	(2)%
Tangible shareholders' equity (tangible book value)	59,426	59,979	57,785	60,558	61,747	61,747	62,211	60,408	61,141	62,172	62,172	1%	2%	1%
Number of shares issued, in million	2,040	1,995	1,995	1,995	1,995	1,995	1,948	1,948	1,948	1,911	1,911	(4)%	(2)%	(4)%
Treasury shares, in million	(48)	(20)	(47)	(51)	(50)	(50)	(6)	(22)	(37)	(8)	(8)	(84)%	(79)%	(84)%
Vested share awards, in million	46	35	37	37	39	39	33	35	36	37	37	(5)%	2%	(5)%
Basic shares outstanding	2,038	2,010	1,984	1,981	1,984	1,984	1,975	1,961	1,947	1,940	1,940	(2)%	(0)%	(2)%
Tangible book value per basic share outstanding[1]	€ 29.15	€ 29.84	€ 29.12	€ 30.57	€ 31.13	€ 31.13	€ 31.50	€ 30.80	€ 31.41	€ 32.06	€ 32.06	3%	2%	3%

For footnotes please refer to page 27.

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version 23

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version _________________________________________________________________________________________________________________________________________ Non-GAAP financial measures This document and other documents the Group has published or may publish contain non-GAAP financial measures. Non-GAAP financial measures are measures of the Group’s historical or future performance, financial position or cash flows that contain adjustments that exclude or include amounts that are included or excluded, as the case may be, from the most directly comparable measure calculated and presented in accordance with IFRS in the Group’s financial statements. Return on equity ratios The Group reports a post-tax return on average shareholders’ equity (RoE) and a post-tax return on average tangible shareholders’ equity (RoTE), each of which is a non-GAAP financial measure. The post-tax RoE and RoTE are calculated as profit (loss) attributable to Deutsche Bank shareholders after Additional Tier 1 (AT1) coupon as a percentage of average shareholders’ equity and average tangible shareholders' equity, respectively. Profit (loss) attributable to Deutsche Bank shareholders after AT1 coupon for the segments is a non-GAAP financial measure and is defined as profit (loss) excluding post-tax profit (loss) attributable to noncontrolling interests and after AT1 coupon, which are allocated to segments based on their allocated average tangible shareholders’ equity. For the Group, it reflects the reported effective tax rate which was 25% for FY 2025, 19% for Q4 2025, 19% for Q3 2025, 28% for Q2 2025, 29% for Q1 2025, 33% for FY 2024, 44% for Q4 2024, 28% for Q3 2024, 211% for Q2 2024, 29% for Q1 2024 and 19% for FY 2023. For the segments, the applied tax rate was 28% for all quarters in 2025, FY 2025, for all quarters in 2024, FY 2024 and FY 2023. At the Group level, tangible shareholders' equity is shareholders’ equity as reported in the consolidated balance sheet excluding goodwill and other intangible assets. Tangible shareholders’ equity for the segments is calculated by deducting goodwill and other intangible assets from shareholders’ equity as allocated to the segments. Shareholders’ equity and tangible shareholders’ equity are presented on an average basis. The Group believes that a presentation of average tangible shareholders’ equity makes comparisons to its competitors easier and refers to this measure in the return on equity ratios presented by the Group. However, average tangible shareholders’ equity is not a measure provided for in IFRS, and the Group’s ratios based on this measure should not be compared to other companies’ ratios without considering differences in the calculations. 24 Definition of certain financial measures and other information (1/3)

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version _________________________________________________________________________________________________________________________________________ Net assets (adjusted) Net assets (adjusted) are defined as IFRS total assets adjusted to reflect the recognition of legal netting agreements, offsetting of cash collateral received and paid and offsetting pending settlements balances. The Group believes that a presentation of net assets (adjusted) makes comparisons to its competitors easier. Average interest earning assets Interest earning assets are financial instruments or investments that generate interest income in the form of interest payments. Interest earnings assets are averaged on a monthly basis and across quarters and for the full year. Key banking book segments Key banking book segments are defined as Deutsche Bank’s business segments for which net interest income from banking book activities represent a material part of the overall revenue. Allocation of average shareholders’ equity Shareholders’ equity is fully allocated to the Group’s segments based on the regulatory capital demand of each segment. Regulatory capital demand reflects the combined contribution of each segment to the Group’s Common Equity Tier 1 (CET1) ratio, the Group’s leverage ratio and the Group’s capital loss under stress. Contributions in each of the three dimensions are weighted to reflect their relative importance and level of constraint for the Group. Contributions to the CET1 ratio and the leverage ratio are measured through risk-weighted assets (RWA) and leverage ratio exposure. The Group’s capital loss under stress is a measure of the Group’s overall economic risk exposure under a defined stress scenario. Goodwill and other intangible assets are directly attributed to the Group’s segments in order to allow the determination of allocated tangible shareholders’ equity and the respective returns. Shareholders’ equity and tangible shareholders’ equity is allocated on a monthly basis and averaged across quarters and for the full year. Adjusted costs/nonoperating costs Adjusted costs is one of the Group’s key performance indicators and is a non- GAAP financial measure for which the most directly comparable IFRS financial measure is noninterest expenses. Adjusted costs is calculated by deducting (i) impairment of goodwill and other intangible assets, (ii) net litigation charges and (iii) restructuring and severance, in total referred to as nonoperating costs, from noninterest expenses under IFRS. The Group believes that a presentation of noninterest expenses excluding the impact of these items provides a more meaningful depiction of the costs associated with the operating 25 Definition of certain financial measures and other information (2/3)

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version _________________________________________________________________________________________________________________________________________ Book value and tangible book value per basic share outstanding Book value per basic share outstanding and tangible book value per basic share outstanding are non-GAAP financial measures that are used and relied upon by investors and industry analysts as capital adequacy metrics. Book value per basic share outstanding represents the bank’s total shareholders’ equity divided by the number of basic shares outstanding at period-end. Tangible book value represents the bank’s total shareholders’ equity less goodwill and other intangible assets. Tangible book value per basic share outstanding is computed by dividing tangible book value by period-end basic shares outstanding. Cost ratios Cost/income ratio: Noninterest expenses as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income. Compensation ratio: Compensation and benefits as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income. Noncompensation ratio: Noncompensation noninterest expenses, which are defined as total noninterest expenses less compensation and benefits, as a percentage of total net revenues, which are defined as net interest income before provision for credit losses plus noninterest income. Other key ratios Diluted earnings per share: Profit (loss) attributable to Deutsche Bank shareholders, which is defined as profit (loss) excluding noncontrolling interests, divided by the weighted-average number of diluted shares outstanding. Diluted earnings per share assume the conversion into common shares of outstanding securities or other contracts to issue common stock, such as share options, convertible debt, unvested deferred share awards and forward contracts. Book value per basic share outstanding: Book value per basic share outstanding is defined as shareholders’ equity divided by the number of basic shares outstanding (both at period-end). Tangible book value per basic share outstanding: Tangible book value per basic share outstanding is defined as shareholders’ equity less goodwill and other intangible assets, divided by the number of basic shares outstanding (both at period-end). Tier 1 capital ratio: Tier 1 capital, as a percentage of the RWA for credit, market and operational risk. Common Equity Tier 1 capital ratio: Common Equity Tier 1 capital, as a percentage of the RWA for credit, market and operational risk. Leverage ratio: Tier 1 capital, as a percentage of the leverage exposure. Net interest margin: For Group and divisions, net interest income (before provision for credit losses) as a percentage of average total interest earnings assets. Net interest margins per division are based on their contribution to the Group results. Average yield on loans: Interest income on loans as a percentage of average loans at amortized cost based upon month-end balances. Provision for credit losses (bps of loans): Provision for credit losses annualized as basis points of average loans gross of allowances for loan losses, based upon month-end balances. 26 Definition of certain financial measures and other information (3/3)

Deutsche Bank Q4 2025 Financial Data Supplement – IASB version _________________________________________________________________________________________________________________________________________ 1. Definitions of certain financial measures are provided on pages 24-26 of this document 2. The reconciliation of average tangible shareholders‘ equity is provided on pages 15-22 of this document 3. Based on profit (loss) attributable to Deutsche Bank shareholders (post-tax) 4. Twelve months period until the end of the respective reporting period compared to full year 2021 5. At period-end 6. The reconciliation of adjusted costs/nonoperating costs is provided on pages 15-22 of this document 7. Pre-provision profit defined as net revenues less noninterest expenses 8. Sustainable financing and ESG investment activities are defined in the “Sustainable Finance Framework” and “Deutsche Bank ESG Investments Framework” which are available at investor- relations.db.com; in cases where validation against the Frameworks cannot be completed before the end of the reporting quarter, volumes are disclosed upon completion of the validation in subsequent quarters 9. Includes Sustainable financing and ESG investment activities of € 10.1 billion in C&O in Q3 2024 10. Operating leverage is calculated as the difference between year-on-year change in percentages of reported net revenues and year-on-year change in percentages of reported noninterest expense 11. The tax impact is recognized in net income (loss) directly; accordingly, earnings were adjusted by € 761 million before tax in 2025 for the coupons paid on AT1 notes, thereof € 728 million in April 2025 and € 32 million in October 2025; in April 2024 and May 2023 earnings were adjusted by € 574 million and € 498 million respectively; the coupons paid on AT1 notes are not attributable to Deutsche Bank shareholders and therefore need to be deducted in the calculation in accordance with IAS 33; diluted earnings per common share include the numerator effect of assumed conversions; in case of a net loss potentially dilutive shares are not considered for the earnings per share calculation, because to do so would decrease the net loss per share 12. Includes AT1 notes, which constitute unsecured and subordinated notes of Deutsche Bank and are classified as equity in accordance with IFRS 13. Includes net interest income and net gains (losses) on financial assets/liabilities at fair value through profit or loss, net commission and fee income and remaining revenues 14. Segment assets represent consolidated view, i.e. the amounts do not include intersegment balances (except for central liquidity reserves, shorts coverage, liquidity portfolio and repack reallocations, regarding assets consumed by other segments but managed by CB/IB) 15. Contains Group-neutral reallocation of central liquidity reserves to business divisions 16. Based on the implemented reporting logic the full year 2023 number is based on spot value as of December 31, 2023 17. Assets under management include assets held on behalf of customers for investment purposes and/or assets that are advised or managed by Deutsche Bank; they are managed on a discretionary or advisory basis or are deposited with Deutsche Bank 18. Annualized management fees divided by average assets under management 19. IFRS 9 introduced a three stage approach to impairment for financial assets that are not credit-impaired at the date of origination or purchase. This approach is summarized as follows: Stage 1: The Group recognizes a credit loss allowance at an amount equal to 12-month expected credit losses Stage 2: The Group recognizes a credit loss allowance at an amount equal to lifetime expected credit losses for those financial assets which are considered to have experienced a significant increase in credit risk since initial recognition Stage 3: The Group recognizes a loss allowance at an amount equal to lifetime expected credit losses, reflecting a probability of default of 100%, via the expected recoverable cash flows for the asset, for those financial assets that are credit-impaired; POCI = Purchased or Originated Credit Impaired 20. Financial assets at amortized cost consist of loans at amortized cost, cash and central bank balances, interbank balances (w/o central banks), central bank funds sold and securities purchased under resale agreements, securities borrowed and certain subcategories of other assets 21. Allowance for credit losses does not include allowance for country risk for amortized cost and off-balance sheet positions 22. Net charge-offs as percentage of average loans at amortized costs in the respective year to date period 23. Beginning in December 2025, Deutsche Bank revised the allocation of (tangible) shareholders’ equity to more accurately assess the shareholder value generated by Asset Management. As part of this adjustment, approximately € 1 billion of CET1 capital contributed to Deutsche Bank Group by DWS minority shareholders is now recognized as a reduction in the equity allocated to the Asset Management segment. Previously, this minority interest benefit, which is part of regulatory own funds, was reflected in Corporate & Other. This change affects only the Asset Management segment and does not impact the metrics of Deutsche Bank Group or the bank’s other operating segments. As the implementation began in December 2025, the change impacts the financials for the fourth quarter and the full year 2025. No adjustments were made to prior months’ capital allocation, resulting in a phased effect on the 2025 financials. The full impact will be visible in the 2026 financial year 24. Other funding effects represent banking book net interest income arising primarily from Treasury funding activities that are not allocated to the key banking book segments but are allocated to other segments or held centrally in C&O 25. Accounting asymmetry primarily arises from funding costs associated with trading positions where the funding cost is reported in net interest income but is offset by revenues on the underlying positions recorded in noninterest revenues. Conversely, it can also arise from the use of fair valued instruments to hedged key banking book segments positions where the cost or income of the underlying position is recorded as interest income, but the hedge impact is recorded as a noninterest revenue. These effects primarily occur in the Investment Bank (ex FIC Financing), Asset Management and C&O including Treasury other than held in the key banking book segments 27 Footnotes